                                                                   EXHIBIT 10.10


                                                                  EXECUTION COPY
================================================================================



                        CENTENNIAL COMMUNICATIONS CORP.



                 40,000 Units, Each Unit Consisting of $1,000
           Principal Amount at Maturity of 14% Senior Discount Notes
        due 2005 and One Warrant to Purchase 64 Shares of Common Stock



                               WARRANT AGREEMENT



                         Dated as of January 15, 1998



                     STATE STREET BANK AND TRUST COMPANY,



                               as Warrant Agent


 -------------------------------------------------------------------------------

        WARRANT AGREEMENT dated as of January 15, 1998 between Centennial Communications Corp., a Delaware corporation (the "Company"), and State Street Bank and Trust Company, as warrant agent (the "Warrant Agent").

        WHEREAS, the Company proposes to issue warrants (the "Initial Warrants") to initially purchase up to an aggregate of 2,560,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company in connection with the offering (the "Offering") by the Company of 40,000 Units (the "Units"), each Unit consisting of $1,000 principal amount at maturity of the Company's 14% Senior Discount Notes due 2005 (the "Notes") and one Warrant representing the right to purchase 64 Warrant Shares. The aggregate Warrant Shares to be issued upon exercise of the Initial Warrants will initially represent 7.5% of the Company's fully-diluted common equity. The Notes will be issued under an indenture, dated as of the date hereof (the "Indenture"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"). Under certain circumstances contemplated by the purchase agreement, dated as of January 12, 1998 (the "Purchase Agreement"), between the Company, Salomon Brothers Inc and Prudential Securities Incorporated (together, the "Initial Purchasers"), on or prior to February 13, 1998, the Company may issue and sell to the Initial Purchasers up to an additional 20,000 Units, each Unit consisting of $1,000 in principal amount at maturity of Notes and one warrant to purchase 64 shares of Common Stock of the Company (the "Additional Warrants"). To the extent that any Additional Warrants are issued under the circumstances contemplated by the Purchase Agreement, such additional warrants shall be treated for purposes of this Agreement as "Warrants" issued on January 15, 1998.

        WHEREAS, the Company proposes to issue additional warrants (the "Contingent Warrants") to purchase up to an additional 7.5% of the Company's fully-diluted common equity, under the circumstances called for in the Indenture (such Contingent Warrants being referred to herein collectively with the Initial Warrants as the "Warrants").

        WHEREAS, the shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares."

        WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance of Warrant Certificates (as defined) and other matters as provided herein.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

        SECTION 1. Appointment of Warrant Agent
                   ----------------------------

        The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth in this Agreement, and the Warrant Agent hereby accepts such appointment.

        SECTION 2. Issuance of Warrants
                   --------------------

        The Initial Warrants shall be originally issued in connection with the issuance of the Units and shall not be separately transferable from the Notes until on or after the Separation Date (as defined).

        SECTION 3. Warrant Certificates
                   --------------------

        Certificates evidencing the Warrants (the "Warrant Certificates") initially will be issued in global form (the "Global Warrants"), substantially in the form of Exhibit A attached hereto (including the text referred to in footnotes 1 and 2 thereto). Each Global Warrant shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the amount of outstanding Warrants represented thereby shall be made by the Warrant Agent and the depositary with respect to the Global Warrants (the "Depositary") in accordance with instructions given by the holder thereof. The Company initially appoints The Depository Trust Company ("DTC") to act as the Depositary with respect to the Global Warrants until a successor shall be appointed by the Company and the Warrant Agent. Subject to the terms hereof, upon request, a holder may receive from the Depositary and the Warrant Agent separate Warrants in definitive form (the "Definitive Warrants"), substantially in the form of Exhibit A attached hereto (not including the text referred to in footnotes 1 and 2 thereto).

  SECTION 4.  Execution of Warrant Certificates.  Warrant Certificates shall be
              ---------------------------------
signed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President or Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President or Vice President and Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President or Vice President and Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of he or she shall have ceased to hold such office. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

  In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent, or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

  Warrant Certificates shall be dated the date of countersignature by the Warrant Agent.

  SECTION 5. Separation of Initial Warrants and Notes; Transfers of Warrants
             ---------------------------------------------------------------
Prior to the Separation Date. The Notes and Initial Warrants shall not be
----------------------------
separately transferable until the earliest to occur of (i) 360 days from the date of issuance of thereof, (ii) such date as Salomon Brothers Inc may, in its discretion, deem appropriate and (iii) in the event of a Change in Control (as defined in the Indenture), the date the Company mails notice thereof (such date, the "Separation Date"), at which date such Notes and Initial Warrants shall be separately transferable.

  Notwithstanding the provisions of Section 7 hereof, until Separated (as defined) each Warrant Certificate shall be held by the Trustee, as custodian for the registered holders of each Note or Note in global form, and shall be registered in the name of the registered holder of such Note initially in the amount specified to the Warrant Agent by the Company. Such holder may, at any time, on or after the Separation Date, at its option, by notice to the Trustee elect to separate and/or separately transfer the Warrants and the Notes represented by such Note or Note in global form containing a Warrant Endorsement (as defined in the Indenture), in whole or in part, for a definitive Warrant Certificate or Certificates or a beneficial interest in a Global Warrant evidencing the underlying Warrants and for a Note or Notes or a beneficial interest in a global Note of a like aggregate principal amount at maturity of authorized denominations and not containing a Warrant Endorsement in accordance with the Indenture (such surrender and exchange being referred to herein as a "Separation" and the related Warrants being referred to as "Separated"); provided that no delay or failure on the part of the Warrant Agent or the Trustee to exchange such Warrant Certificates and Notes will affect the Separation of the Warrants and the Notes or their separate transferability. Prior to Separation, record ownership of the Warrants shall be evidenced by the certificates for the Notes or a global Note registered in the names of the holders of the Notes or global Note, which certificates or global Note shall bear thereon a Warrant Endorsement substantially in the form set forth in the Indenture, and the right to receive or exercise Warrants shall be transferable only in connection with the transfer of such Notes or a beneficial interest in a global Note.

  All Notes and global Notes containing a Warrant Endorsement presented for Separation shall be duly endorsed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, and in the case of transfer, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program. Upon notice from the Trustee of a Separation, the Warrant Agent shall, with respect to Definitive Warrants, deliver (or cause to be delivered) the Warrant Certificate or Warrant Certificates executed by the Company and countersigned by the Warrant Agent in the name of such registered holder or holders or such transferee or transferees or shall, with respect to Global Warrants, deliver (or cause to be delivered) a Global Warrant (CUSIP 15134B110) executed by the Company and countersigned by the Warrant Agent in the name of the Depositary or its nominee for such aggregate number of Warrants (or, with respect to a Global Warrant, increasing the number of Warrants represented thereby in such amount) as shall equal one Warrant for each $1,000 principal amount at maturity of Notes so exchanged for Separation, bearing numbers or other distinguishing symbols not contemporaneously outstanding, to the person or persons entitled thereto. Upon registration of transfer or exchange of a Warrant Certificate, the Warrant Agent shall countersign and deliver by certified mail a new Warrant Certificate to the persons entitled thereto.

  SECTION 6.  Registration and Countersignature. The Warrant Agent, on behalf of
              ---------------------------------
the Company, shall number and register the Warrant Certificates in a register as they are issued by the Company.

  Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrant Agent shall, upon written instructions of the Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President or Vice President of the Company, initially countersign, issue and deliver Warrant Certificates entitling the holders thereof to purchase not more than the number of Warrant Shares referred to above in the first recital hereof and shall countersign and deliver Warrant Certificates as otherwise provided in this Agreement.

  The Company and the Warrant Agent may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

       SECTION 7.  Registration of Transfers and Exchanges. Subject to Section 5
                   ---------------------------------------
                   hereof:

       (a) Transfer and Exchange of Definitive Warrants. When Definitive
           --------------------------------------------
Warrants are presented to the Warrant Agent with a request:


     (i)  to register the transfer of the Definitive Warrants; or


     (ii) to exchange such Definitive Warrants for an equal number of Definitive Warrants of other authorized denominations,


the Warrant Agent shall register the transfer or make the exchange as requested and, subject to Section 10 hereof, a new Warrant Certificate shall be issued and the surrendered Warrant Certificate shall be cancelled; provided, however, that the Definitive Warrants presented or surrendered for registration of transfer or exchange:


     (x) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Warrant Agent, duly executed by the registered holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney; and



     (y) in the case of Registrable Securities (as defined), such request shall be accompanied by the following additional information and documents, as applicable:



          (A) if such Registrable Security is being delivered to the Warrant Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit B attached hereto);


          (B) if such Registrable Security is being transferred (1) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) in accordance with Rule 144A under the Securities Act or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based on an opinion of counsel if the Company so requests) or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B attached hereto);


          (C) if such Registrable Security is being transferred to an institutional "accredited investor," within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B attached hereto) and a certification from the applicable transferee containing representations and agreements relating to the restrictions on transfer of the security (the form of which letter can be obtained from the Warrant Agent);



          (D) if such Registrable Security is being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B attached hereto); or



          (E) if such Registrable Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B attached hereto).



               The term "Registrable Securities" means the Warrants, Warrant Shares and any other securities issued or issuable with respect to the Warrants or the Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise until such date as such security (i) is effectively registered under the Securities Act and disposed of in accordance with a registration statement or (ii) is distributed to the public pursuant to Rule 144 under the Securities Act.


               (b) Restrictions on Exchange or Transfer of a Definitive Warrant
                   ------------------------------------------------------------
for a Beneficial Interest in a Global Warrant. A Definitive Warrant may not be
---------------------------------------------
exchanged for a beneficial interest in a Global Warrant except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of a Definitive Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, duly executed by the registered holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, together with:


          (A) if such Definitive Warrant is a Registrable Security, certification from the holder thereof (in substantially the form of Exhibit B attached hereto) to the effect that such Definitive Warrant is being transferred by such holder to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act who wishes to take delivery thereof in the form of a beneficial interest in a Global Warrant; and



          (B) whether or not such Definitive Warrant is a Registrable Security, written instructions directing the Warrant Agent to make, or to direct the Depositary to make, an endorsement on the Global Warrant to reflect an increase in the number of Warrants and Warrant Shares represented by the Global Warrant, then the Warrant Agent shall cancel such Definitive Warrant and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Warrants and Warrant Shares represented by the Global Warrant to be increased accordingly. If no Global Warrants are then outstanding, the Company shall issue and the Warrant Agent shall countersign a new Global Warrant representing the appropriate number of Warrants and Warrant Shares.

          (c) Transfer and Exchange of Global Warrants. The transfer and
              ----------------------------------------
exchange of Global Warrants or beneficial interests therein shall be effected through the Depositary, in accordance with this Warrant Agreement and the procedures of the Depositary therefor.

          (d) Exchange of a Beneficial Interest in a Global Warrant for a
              -----------------------------------------------------------
Definitive Warrant.
------------------

     (i) Any person having a beneficial interest in a Global Warrant may upon request exchange such beneficial interest for a Definitive Warrant. Upon receipt by the Warrant Agent of written instructions or such other form of instructions as is customary for the Depositary from the Depositary or its nominee on behalf of any person having a beneficial interest in a Global Warrant and, in the case of a Registrable Security, the following additional information and documents (all of which may be submitted by facsimile):



          (A) if such beneficial interest is being delivered to the person designated by the Depositary as being the beneficial owner, a certification to that effect (in substantially the form of Exhibit B attached hereto);



          (B) if such beneficial interest is being transferred (1) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based on an opinion of counsel if the Company so requests) or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B attached hereto);



          (C) if such beneficial interest is being transferred to any institutional "accredited investor," within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B attached hereto) and a certification from the applicable transferee containing representations and agreements relating to the restrictions on transfer of the security (the form of which letter can be obtained from the Warrant Agent;



          (D) if such beneficial interest is being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B attached hereto); or



          (E) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B attached hereto), then the Warrant Agent shall cause, in accordance with the standing instructions and procedures existing between the Depositary and Warrant Agent, the number of

          Warrants and Warrant Shares represented by the Global Warrant to be reduced and, following such reduction, the Company shall execute and the Warrant Agent shall countersign and deliver to the transferee a Definitive Warrant.



     (ii) Definitive Warrants issued in exchange for a beneficial interest in a Global Warrant pursuant to this Section 7(d) shall be registered in such names as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent. The Warrant Agent shall deliver such Definitive Warrants to the persons in whose names such Warrants are so registered.


          (e) Restrictions on Transfer and Exchange of Global Warrants.
              --------------------------------------------------------
Notwithstanding any other provisions of this Warrant Agreement (other than the provisions set forth in subsection (f) of this Section 7), a Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          (f) Countersigning of Definitive Warrants in Absence of Depositary. If
              --------------------------------------------------------------
at any time:


     (i) the Depositary for the Global Warrants notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Warrants and a successor Depositary for the Global Warrants is not appointed by the Company within 90 days after delivery of such notice; or



     (ii) the Company, in its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Warrants under this Warrant Agreement,


then the Company shall execute, and the Warrant Agent, upon written instructions signed by two officers of the Company, shall countersign and deliver Definitive Warrants, in an aggregate number equal to the number of Warrants represented by Global Warrants, in exchange for such Global Warrants.

          (g)                  Legends.
                               -------

     (i) Except for any Registrable Security sold or transferred (including any Registrable Security represented by a Global Warrant) as discussed in clause (ii) below, each Warrant Certificate evidencing the Global Warrants and the Definitive Warrants (and all Warrants issued in exchange therefor or substitution thereof) and each certificate representing the Warrant Shares shall bear a legend in substantially the following form:



             "THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT

               AS SET FORTH IN THE THIRD SENTENCE HEREOF. BY ITS ACQUISITION HEREOF OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (B) IT IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES
               ACT) (AN "IAI") (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(K) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(D) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT TO (A) THE COMPANY OR ANY OF ITS SUBSIDIARIES,
               (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI, THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE [WARRANT AGENT OR THE TRANSFER AGENT AND REGISTRAR] A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE [WARRANT AGENT OR THE TRANSFER AGENT AND REGISTRAR]) AND, IF SUCH TRANSFER IS IN RESPECT OF [WARRANTS/WARRANT SHARES], AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR
               (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE WARRANT AGREEMENT CONTAINS A PROVISION REQUIRING THE [WARRANT

               AGENT/TRANSFER AGENT AND REGISTRAR] TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING."



     (ii) Upon any sale or transfer of a Registrable Security (including any Registrable Security represented by a Global Warrant) pursuant to an effective registration statement under the Securities Act, pursuant to Rule 144 under the Securities Act or pursuant to an opinion of counsel reasonably satisfactory to the Company that no legend is required:



          (A) in the case of any Registrable Security that is a Definitive Warrant, the Warrant Agent shall permit the holder thereof to exchange such Registrable Security for a Definitive Warrant that does not bear the legend set forth in clause (i) above and rescind any restriction on the transfer of such Registrable Security; and



          (B) in the case of any Registrable Security represented by a Global Warrant, such Registrable Security shall not be required to bear the legend set forth in clause (i) above but shall continue to be subject to the provisions of Section 7(c) hereof; provided, however, that with respect to any request for an exchange of a Registrable Security that is represented by a Global Warrant for a Definitive Warrant that does not bear the legend set forth in clause (i) above, which request is made in reliance upon Rule 144 (and based upon an opinion of counsel if the Company so requests), the holder thereof shall certify in writing to the Warrant Agent that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of Exhibit B attached hereto).



     (iii) Prior to the Separation Date, any Warrants Certificates to be delivered pursuant to this Agreement also shall bear a legend in substantially the following form:



              "THE WARRANTS EVIDENCED BY THIS CERTIFICATE ARE NOT TRANSFERABLE SEPARATELY FROM THE NOTES ORIGINALLY SOLD AS A UNIT WITH SUCH WARRANTS UNTIL THE EARLIEST TO OCCUR OF (I) 360 DAYS FROM THE DATE OF ISSUANCE OF HEREOF, (II) SUCH DATE AS SALOMON BROTHERS INC MAY, IN ITS DISCRETION, DEEM APPROPRIATE AND (III) IN THE EVENT OF A CHANGE IN CONTROL (AS DEFINED IN THE INDENTURE RELATING TO THE NOTES), THE DATE THE COMPANY MAILS NOTICE THEREOF (SUCH DATE, THE "SEPARATION DATE").


  (h)         Cancellation of Global Warrant. At such time as all beneficial
              ------------------------------
interests in Global Warrants have either been exchanged for Definitive Warrants, redeemed, repurchased or cancelled, all Global Warrants shall be returned to or retained and cancelled by the Warrant Agent.

  (i)         Obligations with Respect to Transfers and Exchanges of Warrants.
              ---------------------------------------------------------------

(i) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent is hereby authorized to countersign, in accordance with the provisions of Sections 5 and 6 hereof and this Section 7, Definitive Warrants and Global Warrants as required pursuant to the provisions hereof.



     (ii) All Definitive Warrants and Global Warrants issued upon any registration of transfer or exchange of Definitive Warrants or Global Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Warrant Agreement, as the Definitive Warrants or Global Warrants surrendered upon such registration of transfer or exchange.



     (iii)Prior to due presentment for registration of transfer of any Warrant, the Warrant Agent and the Company may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.



     (iv) No service charge shall be made to a holder for any registration, transfer or exchange. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration, transfer or exchange of Warrant Certificates.


          SECTION 8. Terms of Warrants; Exercise of Warrants. The Warrants may
                     ---------------------------------------
be exercised as follows: (A) in the case of the Initial Warrants, on or after the earliest to occur of (i) one year from the date of issuance of thereof, (ii) in the event of a Change in Control (as defined in the Indenture), the date the Company mails notice thereof, and (iii) 180 days after the consummation of an Initial Public Offering (as defined in the Indenture) of the Company's Common Stock and (B) in the case of the Contingent Warrants, at any time after the issuance thereof (such date, the "Exercise Commencement Date"). Unless exercised, all Warrants shall automatically expire at 5:00 p.m., New York, New York time on January 1, 2005 (such date, the "Expiration Date" and, the period commencing on the Exercise Commencement Date and ending on the Expiration Date, the "Exercise Period"). The Company shall notify the holders of the Warrants (the "Expiration Date Notice") of the Expiration Date not less than 90 days nor more than 120 days prior thereto. If the Company fails to give the Expiration Date Notice within the time period prescribed in the preceding sentence, the Expiration Date shall be extended until the date that is 90 days after the date such Expiration Date Notice is actually given.

          Subject to the terms of this Agreement, each Warrant holder shall have the right, which may be exercised during the Exercise Period, to exercise each Warrant and receive from the Company the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive upon exercise of such Warrants and payment of the Exercise Price (as defined in the Definitive Warrants) then in effect for such Warrant Shares; provided that no Warrant holder shall be entitled to exercise such holder's Warrants at any time unless, at the time of exercise, (i) a registration statement under the Securities Act, relating to the Warrant Shares has been filed with, and declared effective by, the Securities and Exchange Commission (the "SEC"), and no stop order suspending the effectiveness of such registration statement has been issued by the SEC or (ii) the issuance of the Warrant Shares is permitted pursuant to an exemption from the registration requirements of the Securities Act and, in the case of clauses (i) and (ii) above, such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other persons to whom it is proposed that the Warrant

Shares be issued upon exercise of the Warrants reside. Each Warrant, when exercised shall entitle the holder thereof to purchase 64 fully paid and nonassessable shares of Common Stock at the Exercise Price. Each Warrant not exercised prior to the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants.

  The Warrants may be exercised by surrendering to the Company at the principal office of the Warrant Agent the Warrant Certificates evidencing the Warrants to be exercised with the accompanying form of election to purchase on the reverse thereof properly completed and signed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price, as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the Exercise Price may be made (i) in the form of cash or by certified or official bank check payable to the order of the Company, (ii) by tendering Notes having an aggregate principal amount at the time of tender, plus accrued and unpaid interest, if any, thereon, to the date of exercise (or if such exercise occurs prior to the Full Accretion Date (as defined in the Indenture), an Accreted Value (as defined in the Indenture) on the date of exercise) equal to the Exercise Price, (iii) by tendering Warrants having a fair market value equal to the Exercise Price or (iv) by tendering a combination of cash, Notes and Warrants. For purposes of clause (iii) above, the fair market value of the Warrants shall be determined as follows: (A) to the extent the Common Stock is publicly traded and listed on the Nasdaq National Market or a national securities exchange, the fair market value shall be equal to the greater of (1) the difference between (a) the average closing price as quoted on the Nasdaq National Market of the Common Stock for each of the 10 trading days immediately prior to the exercise date (or, if the Common Stock is listed on a national securities exchange, the average closing price as reported on such national securities exchange during such 10-trading-day period) and (b) the Exercise Price, and (2) zero; or (B) to the extent the Common Stock is not publicly traded, or otherwise is not listed on a national securities exchange, the fair market value shall be equal to the value per share as determined in good faith by the Board of Directors of the Company.

  If Notes are surrendered in payment of the Exercise Price, the Warrant Agent shall deliver such Notes to the Company and the Company shall deliver such Notes to the Trustee for cancellation and, upon written notification from the Trustee to the Company that such Notes were in good form, the Company shall notify the Warrant Agent in writing that the Company has received full and proper payment of the Exercise Price. Upon surrender of any Notes in payment of the Exercise Price and cancellation of such Notes, the Trustee or the Depositary (as defined in the Indenture) at the direction of the Trustee, as applicable, shall issue a new Note with a principal amount at maturity adjusted to reflect the reduction for payment of the Exercise Price, in accordance with Article 2 of the Indenture.

  Subject to the provisions of Section 9 hereof, upon such surrender of Warrants and payment of the Exercise Price, the Company shall deliver and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrant holder and in such name or names as such Warrant holder may designate, a certificate or certificates representing the number of whole Warrant Shares issuable upon the exercise of such Warrants together with cash as provided in
Section 15 hereof; provided that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in subsection
(m) of Section 13 hereof, or a tender offer or an exchange offer for shares of Common Stock of the Company is made, upon such surrender of

Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than two business days thereafter, deliver or cause to be delivered the whole number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence together with cash as provided in Section 15 hereof. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price therefor.

  The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part (in whole shares) and, in the event that a Warrant Certificate is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants shall be issued, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant Certificate or Certificates pursuant to the provisions of this Section 8 and of Section 4 hereof, and the Company, whenever required by the Warrant Agent, shall supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.

  All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled by the Warrant Agent. Such cancelled Warrant Certificates shall then be disposed of by the Company in accordance with applicable law. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently surrender to the Company all Notes and Warrants received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

  The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

  SECTION 9.  Payment of Taxes. The Company shall pay all documentary stamp
              ----------------
taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants or to any Separation; provided that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

  SECTION 10.  Mutilated or Missing Warrant Certificates. If any of the Warrant
               -----------------------------------------
Certificates shall be mutilated, lost, stolen or destroyed, the Company shall issue and the Warrant Agent may countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and in substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and indemnity therefor, if requested, also satisfactory to them. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant

Agent may prescribe.

  SECTION 11.  Reservation of Warrant Shares. The Company shall at all times
               -----------------------------
reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants (including Contingent Warrants that may become issuable at a subsequent date), the maximum number of shares of Common Stock which may then be or become deliverable upon the exercise of all outstanding Warrants.

  The Company or, if appointed by the Company, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid shall be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company shall keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company shall supply such Transfer Agent with duly executed certificates for such purposes and shall provide or otherwise make available any cash which may be payable as provided in Section 15 hereof. The Company shall furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each holder pursuant to Section 16 hereof.


  Before taking any action which would cause an adjustment pursuant to Section 13 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company shall take all corporate action necessary, in the opinion of its counsel (which may be counsel employed by the Company), in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.


  The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will be, upon payment of the Exercise Price and issuance thereof, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof.

  SECTION 12.  Obtaining Stock Exchange Listings. The Company shall also from
               ---------------------------------
time to time take all action necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the Nasdaq National Market or such other principal securities exchanges, interdealer quotation systems and markets within the United States of America, if any, on which other shares of Common Stock are then listed or quoted.

  SECTION 13.  Adjustment of Exercise Price and Number of Warrant Shares
               ---------------------------------------------------------
Issuable. The Exercise Price and the number of Warrant Shares issuable upon the
--------
exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 13. For purposes of this
Section 13, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.



  (a) Adjustment for Change in Capital Stock. If the Company (i) pays a dividend
      --------------------------------------
or makes a distribution on its Common Stock in shares of its Common Stock, (ii) subdivides its outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares, (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock or (v) issues by reclassification of its Common Stock any shares of its capital stock; then the Exercise Price shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.


  The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

  If, after an adjustment, a holder of a Warrant upon exercise thereof may receive shares of two or more classes or series of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes or series of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class or series of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 13. Such adjustment shall be made successively whenever any event listed above shall occur.

  Upon calculation of the adjusted Exercise Price, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) as calculated pursuant to subsection (r) of this Section 13.


  (b)  Adjustment for Rights Issue.
       ---------------------------

  If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them to purchase shares of Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock at a price per share (or with an initial conversion, exchange or exercise price) less than the current market price per share of Common Stock on the record date for such distribution, the Exercise Price shall be adjusted in accordance with the following formula:



                                     O + N x P
                                         -----
                       E' =  E  x          M
                                   -----------------
                                                         O  +  N


where:

  E' = the adjusted Exercise Price.

  E  = the current Exercise Price.


  O  = the number of shares of Common Stock outstanding on the record date.

     N  =      the number of additional shares of Common Stock offered.

     P  =      the offering price per share of the additional shares.

     M  =      the current market price per share of Common Stock on the record date.

               The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

               Upon calculation of the adjusted Exercise Price, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) as calculated pursuant to subsection (r) of this Section 13.

               This subsection (b) does not apply to the issuance of the Contingent Warrants or the issuance of any Additional Warrants, in each case, pursuant to the Indenture.

               (c) Adjustment for Other Distributions. If the Company
                   ----------------------------------
distributes to all holders of its Common Stock any of its assets (including cash), debt securities, preferred stock or any rights or warrants to purchase any such securities, assets or other securities of the Company, the Exercise Price shall be adjusted in accordance with the following formula:


                                E' = E x M - F
                                         -----
                                           M
where:


     E' =      the adjusted Exercise Price.

     E  =      the current Exercise Price.

     M  =      the current market price per share of Common Stock on the record date mentioned below.

     F  =      the fair market value on the record date of the assets,
               securities, rights or warrants to be distributed in respect of one share of Common Stock. The Board of Directors shall determine the fair market value.


               The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

               Upon calculation of the adjusted Exercise Price, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) as calculated pursuant to subsection (r) of this Section 13.

               This subsection (c) does not apply to rights, options or warrants referred to in subsection (b) of this Section 13.

               (d) Adjustment for Common Stock Issue. If the Company issues
                   ---------------------------------
shares of Common Stock for a consideration per share less than the current market price per share of Common Stock on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the following formula:

                                                   P
                                                  ---
                             E' = E x    O   +   M
                                      ------------
                                             A

where:


     E' =      the adjusted Exercise Price.

     E  =      the then current Exercise Price.

     O  =      the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares.

     P  =      the aggregate consideration received for the issuance of such additional shares.

     M  =      the current market price per share of Common Stock on the date of issuance of such additional shares.

     A  =      the number of shares of Common Stock outstanding immediately after the issuance of such additional shares.


               The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.


               Upon calculation of the adjusted Exercise Price, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) as calculated pursuant to subsection (r) of this Section 13.

               This subsection (d) does not apply to:

                        (i)  any of the transactions described in subsections
     (a), (b) and (c) of this Section 13;

                        (ii) the exercise of Warrants or other warrants outstanding on the date of this Agreement, or the conversion or exchange of other securities convertible or exchangeable for Common Stock;

                   (iii) up to 2,307,972 shares of Common Stock issued to the Company's employees, consultants or directors pursuant to stock option plans or stock ownership plans so long as the price at which such shares are issued is not less than $1.45;

                   (iv) Common Stock issuable upon the exercise of rights or warrants issued to the holders of Common Stock;

                   (v) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting;

                   (vi) Common Stock issued upon conversion of the Series A Preferred Stock, par value $0.01 per share, of the Company in accordance with the Certificate of Designation with respect thereto, Common Stock issued upon conversion of the Series B Preferred Stock, par value $0.01 per share, of the Company in accordance with the Certificate of Designation with respect thereto, and Common Stock issued upon conversion of the Series C Preferred Stock, par value $0.01 per share, of the Company in accordance with the Certificate of Designation with respect thereto, in each case, as such Certificate of Designation is in effect on the date hereof;

                   (vii) Common Stock or securities convertible into or exchangeable for Common Stock issued as dividends or interest in respect of any shares of preferred stock of the Company existing on the date hereof or in respect of the Notes; and

                   (viii) Common Stock issued upon conversion of the Company's 9% Convertible Notes due 2006.

               (e) Adjustment for Convertible Securities Issue. If the Company
                   -------------------------------------------
issues any securities convertible into or exchangeable for Common Stock (including any rights, warrants or options) for a conversion or exchange price per share of Common Stock initially deliverable upon conversion or exchange of such securities, plus consideration received upon issuance thereof, less than the current market price per share on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with the following formula:

                                                   P
                                                  ---
                             E' = E x   O   +    M
                                      ------------
                                             O + D

where:


     E' =      the adjusted Exercise Price.

     E  =      the then current Exercise Price.

     O  =      the number of shares of Common Stock outstanding immediately prior to the issuance of such securities.

     P  =      the aggregate consideration received for the issuance of such securities.

     M  =      the current market price per share on the date of issuance of such securities.

     D  =      the maximum number of shares of Common Stock deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange rate.

               The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

               If all of the Common Stock deliverable upon conversion or exchange of such securities has not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such securities.

               Upon calculation of the adjusted Exercise Price, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) as calculated pursuant to subsection (r) of this Section 13.

               This subsection (e) does not apply to:

                        (i)   any of the transactions described in subsections
     (a), (b), (c), (d)(vi), (d)(vii) and (d)(viii) of this Section 13;

                        (ii) convertible securities issued to stockholders of any person which merges into the Company, or with a subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger;

                        (iii) convertible securities issued in a bona fide public offering pursuant to a firm commitment underwriting; and

                        (iv) stock options issued to the Company's employees, consultants or directors.

               (f)      Adjustment for Dividend Shares. If (i) the Company does
                        ------------------------------
not consummate a firm commitment underwritten Public Offering of shares of Common Stock by October 3, 2000 in which (A) the aggregate gross proceeds received by the Company for the shares is at least $25,000,000 and (B) the price per share paid by the public is at least $6.00 (as adjusted for stock splits, reverse stock splits, stock dividends and similar recapitalizations) and (ii) the holders of shares of the Company's Series C Preferred Stock are not required to return to the Company any additional shares of Series C Preferred Stock received as dividends (or interest on the notes from which such Series C Preferred Stock were previously converted) ("Dividend Shares"), then the number of Warrant Shares issuable on the exercised of each Initial Warrant which, for the purpose of this paragraph, shall include any Additional Warrants, shall be proportionately adjusted to take into account the number of shares of Common Stock issuable upon conversion of the Dividend Shares so that, on an as adjusted and fully diluted basis, the aggregate number of Warrant Shares to be received upon exercise of each Initial Warrant equals 7.5% of the sum of (x) the number of shares of Common

Stock calculated on a fully diluted basis as of January 15, 1998 and (y) the number of shares of Common Stock issuable upon conversion of the Dividend Shares. For purposes of this Agreement, "Public Offering" means any offering by the Company of its equity securities to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any similar federal statute then in force; provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan.

  (g)  Current Market Price. In subsections (b), (c), (d) and (e) of this
       --------------------
Section 13 the current market price per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for 30 consecutive trading days commencing 45 trading days before the date in question. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported by the Nasdaq National Market or if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange, or if not so reported or listed, the last reported bid price of the Common Stock. In the absence of one or more such quotations, the Board of Directors of the Company shall determine the current market price on such basis as it in good faith considers appropriate; provided that in the event the Board of Directors determine that the current market price is below $2.25 then, for the purposes of subsections (b), (c), (d) and (e) of this Section 13, the current market price shall be deemed to be $2.25.


  (h)  Consideration Received. For purposes of any computation respecting
       ----------------------
consideration received pursuant to subsections (b), (c), (d) and (e) of this
Section 13, the following shall apply:


                (i) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the net amount of such cash;

                (ii) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a resolution of the Board of Directors which shall be filed with the Warrant Agent; and



                (iii) in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (i) and (ii) of this subsection).


  (i) When De Minimis Adjustment May Be Deferred. No adjustment in the Exercise
      ------------------------------------------
Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

  All calculations under this Section 13 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

  (j) When No Adjustment Required. No adjustment need be made for a transaction
      ---------------------------
referred to in subsections (a), (b), (c), (d) or (e) of this Section 13 if Warrant holders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction. No adjustment need be made for (i) rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest and (ii) a change in the par value, or from par value to no par value, or from no par value to par value, of the Common Stock. To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.


  (k) Notice of Adjustment. Whenever the Exercise Price is adjusted, the Company
      --------------------
shall provide the notices required by Section 16 hereof.

  (l) Voluntary Reduction. The Company from time to time may, as the Board of
      -------------------
Directors deems appropriate, reduce the Exercise Price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period; provided that in no event may the Exercise Price be less than the par value of a share of Common Stock.



  Whenever the Exercise Price is reduced, the Company shall mail to Warrant holders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period during which it will be in effect.

  A reduction of the Exercise Price pursuant to this Section 13(l), other than a reduction which the Company has irrevocably committed will be in effect for so long as any Warrants are outstanding, does not change or adjust the Exercise Price otherwise in effect for purposes of subsections (a), (b), (c), (d) and (e) of this Section 13.



  (m) Notice of Certain Transactions. If (i) the Company takes any action that
      ------------------------------
would require an adjustment in the Exercise Price pursuant to subsections (a),
(b), (c), (d) or (e) of this Section 13 and if the Company does not arrange for Warrant holders to participate pursuant to subsection (j) of this Section 13,
(ii) the Company takes any action that would require a supplemental Warrant Agreement pursuant to subsection (n) of this Section 13, or (iii) there is a liquidation or dissolution of the Company, the Company shall mail to Warrant holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

  (n) Reorganization of the Company. If the Company consolidates or merges with
      -----------------------------
or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made (any such person, the "Successor Company"), shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 13. The Successor Company shall mail to Warrant holders a notice describing the supplemental Warrant Agreement. If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement. If this subsection (n) applies, subsections (a),
(b), (c), (d) and (e) of this Section 13 do not apply.


  (o) The Company Determination Final. Any determination that the Company or the
      -------------------------------
Board of Directors must make pursuant to subsection (a), (b), (c), (d), (e),
(g), (h) or (j) of this Section 13 is conclusive.


  (p) Warrant Agent's Disclaimer. The Warrant Agent has no duty to determine
      --------------------------
when an adjustment under this Section 13 should be made, how it should be made or what it should be. The Warrant Agent has no duty to determine whether any provisions of a supplemental Warrant Agreement under subsection (n) of this
Section 13 are correct. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for the Company's failure to comply with this Section 13.



  (q) When Issuance or Payment May Be Deferred. In any case in which this
      ----------------------------------------
Section 13 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 15 hereof; provided that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.


  (r) Adjustment in Number of Shares.
      ------------------------------

(i) General.  Upon each adjustment of the Exercise Price pursuant to this
    -------
Section 13, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                                    N'= N x  E
                                            ---
                                             E'


     where:

     N' = the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

     N = the number of Warrant Shares previously issuable upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

     E' = the adjusted Exercise Price.

     E  = the Exercise Price prior to adjustment.

          (ii)  Adjustment for Certain Cash Distributions. If the Company, by
                -----------------------------------------
     dividend or otherwise, at any time distributes to all holders of Common Stock cash (excluding any cash that it distributed as part of a distribution referred to in Section 13(c) or in connection with a transaction to which Section 13(n) applies) in an aggregate amount that, together with (A) the aggregate amount of any other distributions to all holders of Common Stock made exclusively in cash within the 12 months preceding the date fixed for the determination of shareholders entitled to such distribution and in respect of which no adjustment in the Exercise Price pursuant to Section 13(c) or the number of shares pursuant to this clause (ii) has been made previously and (B) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) as of such date of determination of consideration payable in respect of any tender offer by the Company or any of its subsidiaries for all or any portion of the Common Stock and any purchase by the Company of Common Stock in the open market, consummated within the 12 months preceding such date of determination and in respect of which no adjustment in the number of shares pursuant clause (iii) below has been made previously, exceeds 12.5% of the product of the current market price (determined as provided in subsection (g) of this Section 13) on such date of determination times the number of shares of Common Stock outstanding on such date, the number of Warrant Shares shall be adjusted in accordance with the following formula:

                               N'= N x M
                                      ---
                                     M - C

     where:

     N'=  the adjusted number of Warrant Shares.

     N =  the then current number of Warrant Shares.

     M =  the current market price per share on the date of such distribution.

     C = the amount of cash to be distributed in respect of one share of Common Stock.

     The adjustment shall become effective immediately prior to the opening of business on the date of determination.



     (iii)  Adjustment for Tender/Exchange Offer. If the Company or any
            ------------------------------------
subsidiary of the Company makes a tender or exchange offer for all or any portion of the Common Stock, or if the Company purchases Common Stock in the open market, the number of Warrant Shares shall be adjusted in accordance with the following formula:



                               N'= N x F x A + M(O - A)
                                       ----------------
                                             M x O

  where:


  N'=  the adjusted number of Warrant Shares.

  N =  the then current number of Warrant Shares.

  F = the fair market value of the aggregate consideration payable to shareholders upon consummation of such tender or exchange offer, or upon such purchase. The Board of Directors shall determine the fair market value.

  M =  the current market price per share of Common Stock as determined below.


  O = the number of shares of Common Stock outstanding (including any shares tendered or submitted for exchange) at the Expiration Time (as defined).



  A = the number of shares of Common Stock accepted for payment in such tender or exchange offer, or so purchased.



     The current market price on any date shall be deemed to be the average of the daily closing prices for the five consecutive trading days commencing on the first trading day immediately following the Expiration Time. For the purpose of this clause (iii), "Expiration Time" means either the last time that tenders may be made pursuant to a tender offer or exchanges may be made pursuant to an exchange offer, or the time of an agreement to purchase shares in the open market as the case may be.

     The adjustment shall become effective immediately following the close of business on the last trading day used to compute the current market price, provided, however, that, such increase shall be deemed to have become effective immediately prior to the opening of business on the day following the Expiration Time. To the extent that a holder exercises Warrants prior to the conclusion of the period for which the current market price is to be calculated, any adjustment in the number of shares of Common Stock issuable upon exercise of such Warrant shall inure to the benefit of the holder of record of such Warrant at the close of business on the first trading day following the Expiration Time. In no event shall the number of Warrant Shares be reduced as a result of the consummation of any of the transactions contemplated by this subsection (iii).

                (s)   Form of Warrants. Irrespective of any adjustments in the
                      ----------------
Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

                (t)  Section Applies to Warrants Issued in Debt Offering. This
                     ---------------------------------------------------
Section 13 shall apply to the issuance of warrants to purchase shares of Common Stock of the Company, at an exercise price of $.01 per share in connection with an offering of debt securities of the Company.


                SECTION 14. No Dilution or Impairment. (a) If any event shall
                            -------------------------
occur as to which the provisions of Section 13 are not strictly applicable but the failure to make any adjustment would adversely affect the purchase rights represented by the Warrants in accordance with the essential intent and principles of such Section 13, then, in each such case, the Company shall appoint an investment banking firm of recognized national standing, or any other financial expert that does not (or whose directors, officers, employees, affiliates or stockholders do not) have a direct or material indirect financial interest in the Company or any of its subsidiaries, who has not been, and, at the time it is called upon to give independent financial advice to the Company, is not (and none of its directors, officers, employees, affiliates or stockholders are) a promoter, director or officer of the Company or any of its subsidiaries, which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 13, necessary to preserve, without dilution, the purchase rights, represented by the Warrants. Upon receipt of such opinion, the Company shall promptly mail a copy thereof to the holders of the Warrants and shall make the adjustments described therein.

                (b) The Company shall not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (i) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of the Warrants from time to time outstanding and (ii) shall not take any action which results in any adjustment of the Exercise Price if the total number of Warrant Shares issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purposes of issue upon such exercise. A consolidation, merger, reorganization or transfer of assets involving the Company covered by Section 13(n) shall not be prohibited by or require any adjustment under this Section 14.

                SECTION 15. Fractional Interests. The Company shall not be
                            --------------------
required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of whole Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable upon exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 15, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall notify the Warrant Agent in writing of the amount to be paid in lieu of the fraction of a Warrant Share and concurrently pay or provide to the Warrant

Agent for payment to the Warrant holder an amount in cash equal to the product of (i) such fraction of a Warrant Share and (ii) the difference between the current market price of a Warrant Share, as determined on the day immediately preceding the date the Warrant is presented for exercise, and the Exercise Price, computed to the nearest whole cent.

  SECTION 16. Notices to Warrant Holders. Upon any adjustment of the Exercise
              --------------------------
Price pursuant to Section 13 hereof, the Company shall within 15 days thereafter
(i) cause to be filed with the Warrant Agent a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each of the registered holders of the Warrants at such registered holder's address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this
Section 16.


  In case:


(a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants;


(b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in subsection (a) of Section 13 hereof);

(c) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock;

(d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

(e)   a Change of Control (as defined in the Indenture) occurs; or

(f) the Company proposes to take any action (other than actions of the character described in Section 13(a)) which would require an adjustment of the Exercise Price pursuant to Section 13,


then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each of the registered holders of the Warrants at his address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating, in addition to any other relevant information, (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or (iv) the date on which the Change of Control (as defined in the Indenture) notice shall be mailed. The failure to give the notice required by this Section 16 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, lease, dissolution, liquidation or winding up, or the vote upon any action.

  Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of Directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

  SECTION 17.  Merger, Consolidation or Change of Name of Warrant Agent. Any
               --------------------------------------------------------
corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of
Section 20 hereof. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

  In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

  SECTION 18.  Warrant Agent. The Warrant Agent undertakes the duties and
               -------------
obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

(a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company. The Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.



(b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.



(c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.



(d) The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties. The Warrant Agent shall not be bound by any notice or demand, or any waiver, modification, termination or revision of this Agreement or any of the terms hereof, unless evidenced by a writing between the Company and the Warrant Agent.



(e) The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution of this Agreement, to reimburse the Warrant Agent for all expenses, taxes (including withholding taxes) and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution, delivery and performance of its responsibilities under this Agreement and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution, delivery and performance of its responsibilities under this Agreement except as a result of its negligence or bad faith.



(f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Warrants shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

(g) Except as prohibited by law, the Warrant Agent, and any stockholder, director, officer or employee of the Warrant Agent, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.



(h) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith.



(i) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.


  SECTION 19.  Registration Rights.
               -------------------

(a) Prior to the Exercise Commencement Date, the Company shall prepare and cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 415 under the Securities Act a shelf registration statement on the appropriate form relating to the offer and sale by the Company of the Warrant Shares to the holders of Warrants upon exercise of the Warrants and resales of the Warrant Shares by the holders thereof (the "Registration Statement").

(b) The Company shall use its best efforts to cause such Registration Statement to be declared effective by the Commission no later than the Exercise Commencement Date.

(c) The Company shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act in order to permit the prospectus included therein to be lawfully delivered by the Company to the holders exercising the Warrants until the Expiration Date or such shorter period that shall terminate when all the Warrants have been exercised; provided that, except as provided below with respect to any Black Out Period (as defined), the Company shall be deemed not to have used its best efforts to keep the Registration Statement effective during the requisite period if it voluntarily takes any action that would result in it not being able to offer and sell the Warrant Shares upon exercise of the Warrants during that period, unless such action is required by applicable law. Notwithstanding the foregoing, the Company shall not be required to amend or supplement the Registration Statement, any related prospectus or any document incorporated therein by reference, for a period (a "Black Out Period") not to exceed, for so long as this Agreement is in effect, an aggregate of 90 days in any calendar year, in the event that (i) an event occurs and is continuing as a result of which the Registration Statement, any related prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii)(A) the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Company or (B) the disclosure otherwise relates to a material business transaction which has not yet been publicly disclosed; provided that no Black Out Period may be in effect during the six months prior to the Expiration Date.

(d) The Company shall cause the Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e) The Company shall give prompt written notice to the holders of the Warrants and the Warrant Agent of (i) the effectiveness of the Registration Statement or any post-effective amendment thereto, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceedings for that purpose, (iii) the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (iv) the happening of any event that requires the Company to make changes in the Registration Statement or the prospectus in order to make the statements therein not misleading and (v) the commencement and termination of any Black Out Period.


(f) The Company shall use its best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time.


(g) Upon the occurrence of any event contemplated by Section 19(e)(iv) or (v) hereof (subject to the last sentence of Section 19(c) hereof) the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to holders of the Warrants, the prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and shall contain the current information required by the Securities Act.

(h) Not later than the effective date of the Registration Statement, the Company shall provide a CUSIP number for the Warrant Shares and provide the Warrant Agent with printed certificates for the Warrant Shares in a form eligible for deposit with DTC.

(i) The Company shall comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registration Statement.

(j) The Company shall register or qualify or cooperate with the holders in connection with the registration or qualification of the Warrant Shares for offer and sale by the Company upon exercise of the Warrants under the securities or blue sky laws of such states of the United States as any holder reasonably requests and do any and all other acts or things necessary or advisable to enable such offer and sale in such jurisdictions; provided that the Company shall not be required to (i) qualify to do business in any jurisdiction in which it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction in which it is not then so subject.

(k) The Company shall bear all expenses incurred by it in connection with the performance of its obligations under this Section 19.

(l) The Company acknowledges and agrees that any remedy at law for breach of any provision of this Section 19 will be inadequate and that, in addition to any other remedies that the holder may have, the holders shall be entitled to the remedy of specific performance to ensure the Company performs its obligations under this Section 19. The election of any one or more remedies by the holders hereunder shall not constitute a waiver of the right to pursue other available remedies.

(m) No person is entitled to include any securities of the Company held by such person in, or to have such securities registered under, the Registration Statement.


  SECTION 20.  Change of Warrant Agent. If the Warrant Agent shall become
               -----------------------
incapable of acting as Warrant Agent, the Company shall appoint a successor to such Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such incapacity by the Warrant Agent or by the registered holder of a Warrant Certificate, then the registered holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. The holders of a majority of the unexercised Warrants shall be entitled at any time to remove the Warrant Agent and appoint a successor to such Warrant Agent. Such successor to the Warrant Agent need not be approved by the Company or the former Warrant Agent. After appointment the successor to the Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; provided that the former Warrant Agent shall deliver and transfer to the successor to the Warrant Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Warrant Agent.


  SECTION 21.  Notices to the Company and Warrant Agent. Any notice or demand
               ----------------------------------------
authorized by this Agreement to be given or made by the Warrant Agent or by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

               Centennial Communications Corp.
               1610 Wynkoop Street
               Suite 300
               Denver, Colorado  80202
               Attention:  Chief Financial Officer


               with a copy to:


               Holland & Hart LLP
               555 17th Street
               Denver, Colorado  80220
               Attention:  Michael S. Quinn, Esq.


  Any notice pursuant to this Agreement to be given by the Company or by the registered holder(s) of any Warrant Certificate to the Warrant Agent shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent at the Warrant Agent Office as follows:


               State Street Bank and Trust Company
               Goodwin Square
               225 Asylum Street
               Hartford, Connecticut  06103
               Telecopier No.:  (860) 986-1889
               Attention:  Corporate Trust Department

  Notice may also be given by facsimile transmission (effective when receipt is acknowledged) or by overnight delivery service (effective the next business day).

  SECTION 22.  Rule 144A. The Company hereby agrees with each holder, for so
               ---------
long as any Registrable Securities remain outstanding, to make available, upon request of any holder of Registrable Securities, to any holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities designated by such holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Securities pursuant to Rule 144A.

  SECTION 23.  Supplements and Amendments. The Company and the Warrant Agent may
               --------------------------
from time to time supplement or amend this Agreement without the consent of any holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way materially adversely affect the interests of the holders of the Warrants. Any amendment or supplement to this Agreement that has a material adverse effect on the interests of holders of the Warrants shall require the written consent of registered holders of a majority of the then outstanding Warrants (excluding Warrants held by the Company or any of its Affiliates). The consent of each holder of a Warrant affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than in accordance with Section 13 or 15 hereof).


  SECTION 24. Successors. All the covenants and provisions of this Agreement by
              ----------
or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.


  SECTION 25.  Termination. This Agreement shall terminate at 5:00 p.m., New
               -----------
York, New York time on January 1, 2005. Notwithstanding the foregoing, this Agreement shall terminate on such earlier date on which all outstanding Warrants have been exercised.


  SECTION 26.  Governing Law; Jurisdiction. This Agreement and each Warrant
               ---------------------------
Certificate issued hereunder shall be governed by and construed in accordance with the laws of the State of New York. The parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York and any federal court located in such state in connection with any action, suit or proceeding arising out of or relating to this Agreement.

  SECTION 27.  Benefits of this Agreement. Nothing in this Agreement shall be
               --------------------------
construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of the Warrants any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrants.

  SECTION 28.  Counterparts. This Agreement may be executed in any number of
               ------------
counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

  SECTION 29.  Further Assurances.  From time to time on and after the date
               ------------------
hereof, the Company shall deliver or-cause to be delivered to the Warrant Agent such further documents and instruments and shall do and cause to be done such further acts as the Warrant Agent shall reasonably request (it being understood that the Warrant Agent shall have no obligation to make such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected hereunder.

  SECTION 30.  Contingent Warrants. The Company agrees to take all steps
               -------------------
necessary to ensure that the Contingent Warrants are exercisable upon issuance including, without limitation, by amending the Registration Statement to provide for the Contingent Warrants.


                               [Signature Page Follows]

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.



                                        Centennial Communications Corp.


                                        By: /s/ Bernard G. Dvorak
                                            ------------------------------
                                            Name:  Bernard G. Dvorak
                                            Title: Chief Financial Officer



State Street Bank and Trust Company


By: [illegible signature]
    -----------------------------
    Authorized Signatory

By:
    -----------------------------
    Authorized Signatory

                                                                       EXHIBIT A



                          Form of Warrant Certificate



                                    [Face]

No. _____                                                       _______ Warrants



                        CENTENNIAL COMMUNICATIONS CORP.


  [Unless and until it is exchanged in whole or in part for Warrants in definitive form, this Warrant may not be transferred except as a whole by the depositary to a nominee of the depositary or by a nominee of the depositary to the depositary or another nominee of the depositary or by the depositary or any such nominee to a successor depositary or a nominee of such successor depositary. The Depository Trust Company ("DTC"), 55 Water Street, New York, New York, shall act as the depositary until a successor shall be appointed by the Company and the Warrant Agent. Unless this certificate is presented by an authorized representative of DTC to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]"/1/

     THE SECURITY EVIDENCED BY THIS CERTIFICATE IS NOT TRANSFERABLE SEPARATELY FROM THE NOTES ORIGINALLY SOLD AS A UNIT WITH SUCH SECURITY UNTIL THE EARLIEST TO OCCUR OF (I) 360 DAYS FROM THE DATE OF ISSUANCE OF HEREOF, (II) SUCH DATE AS SALOMON BROTHERS INC MAY, IN ITS DISCRETION, DEEM APPROPRIATE AND (III) IN THE EVENT OF A CHANGE IN CONTROL (AS DEFINED IN THE INDENTURE RELATING TO THE NOTES), THE DATE THE COMPANY MAILS NOTICE THEREOF (SUCH DATE, THE "SEPARATION DATE").



     THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE THIRD SENTENCE HEREOF. BY ITS ACQUISITION HEREOF OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (B) IT IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "IAI") (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(K) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(D) UNDER THE SECURITIES ACT, IF APPLICABLE)

                                      A-1
----------------------------
1.  This paragraph is to be included only if the Warrant is in global form.

     UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT TO (A) THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
     (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI, THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE [WARRANT AGENT OR THE TRANSFER AGENT AND REGISTRAR] A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE [WARRANT AGENT OR THE TRANSFER AGENT AND REGISTRAR]) AND, IF SUCH TRANSFER IS IN RESPECT OF [WARRANTS/WARRANT SHARES], AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE WARRANT AGREEMENT CONTAINS A PROVISION REQUIRING THE [WARRANT AGENT/TRANSFER AGENT AND REGISTRAR] TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING.


         This Warrant Certificate certifies that __________, or its registered assigns, is the registered holder of Warrants expiring on January 1, 2005 (the "Warrants"), to purchase shares of Common Stock, par value $.01 per share (the "Common Stock"), of Centennial Communications Corp., a Delaware corporation (the "Company"). Each Warrant entitles the registered holder upon exercise at any time from 9:00 a.m. on the Exercise Commencement Date referred to on the reverse hereof until 5:00 p.m. New York, New York Time on January 1, 2005 to receive from the Company 64 fully paid and nonassessable shares of Common Stock (the "Warrant Shares") at the initial exercise price (the "Exercise Price") of $0.01 per share payable upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. No Warrant may be exercised after 5:00 p.m., New York, New York Time on January 1, 2005 and to the extent not exercised by such time such Warrants will become void. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

         All capitalized terms not defined herein shall have the meanings assigned to such terms in the Warrant Agreement.

         Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

  This Warrant Certificate will not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

  This Warrant Certificate will be governed and construed in accordance with the internal laws of the State of New York.

  IN WITNESS WHEREOF, Centennial Communications Corp. has caused this Warrant Certificate to be signed by its Chief Executive Officer and by its Secretary and may cause its corporate seal to be affixed hereunto or imprinted hereon.


Dated:  January __, 1998

                                        CENTENNIAL COMMUNICATIONS CORP.


                              By:
                                 ---------------------------------------
                                 Name:
                                 Title:


                              By:
                                 ---------------------------------------
                                 Name:
                                 Title:



Countersigned:

STATE STREET BANK AND TRUST COMPANY,
as Warrant Agent


By:___________________________________
   Authorized Signatory

                          Form of Warrant Certificate



                                   [Reverse]


  The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring on January 1, 2005 entitling the holder upon exercise to receive shares of Common Stock and are issued or to be issued pursuant to a Warrant Agreement dated as of January 15, 1998 (the "Warrant Agreement"), duly executed and delivered by the Company to State Street Bank and Trust Company, as warrant agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

  Warrants may be exercised at any time from 9:00 a.m. on or after the earliest to occur of (i) one year from the date of issuance of hereof, (ii) in the event of a Change in Control, the date the Company mails notice thereof, and (iii) 180 days after the consummation of an Initial Public Offering of the Company's Common Stock (such date, the "Exercise Commencement Date") and until 5:00 p.m., New York, New York Time on January 1, 2005; provided that holders will be able to exercise their Warrants only if a registration statement relating to the Warrant Shares is then in effect, or the exercise of such Warrants is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside.

  The holder of Warrants evidenced by this Warrant Certificate may exercise such Warrants by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price at the office of the Warrant Agent, which payment of the Exercise Price may be made (i) in the form of cash or by certified or official bank check payable to the order of the Company, (ii) by tendering Notes having an aggregate principal amount at the time of tender, plus accrued and unpaid interest, if any, thereon, to the date of exercise (or if such exercise occurs prior to the Full Accretion Date (as defined in the Indenture), an Accreted Value (as defined in the Indenture) on the date of exercise) equal to the Exercise Price, (iii) by tendering Warrants having a fair market value equal to the Exercise Price or (iv) by tendering a combination of cash, Notes and Warrants. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there will be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment will be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

  The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant will be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

  The Company has agreed under the terms of the Warrant Agreement to file and use its best efforts to make effective and maintain effective (subject to Black Out Periods) until expiration or exercise of all Warrants a shelf registration statement (the "Registration Statement") on an appropriate form under the Securities Act covering the issuance and resale of Warrant Shares upon exercise of the Warrants.

  Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.


  Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants will be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.


  The Company and the Warrant Agent may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent will be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                         Form of Election to Purchase



                   (To Be Executed Upon Exercise Of Warrant)


  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ shares of Common Stock and herewith tenders payment for such shares to the order of Centennial Communications Corp.:

(check item)


_____ by tendering cash or by certified or official bank check payable to the Company;



_____ by tendering Notes having an aggregate principal amount at the time of tender, plus accrued and unpaid interest, if any, thereon, to the date of exercise (or if such exercise occurs prior to the Full Accretion Date, an Accreted Value on the date of exercise) equal to the Exercise Price;



_____ by tendering Warrants having a fair market value equal to the Exercise
      Price; or



_____ by tendering a combination of cash, Notes and Warrants, in accordance with the terms of the Warrant Agreement.


  The undersigned requests that a certificate for such shares be registered in the name of _______________________________, whose address is
______________________________________ and that such shares be delivered to
________________________________ whose address is
________________________________.

  If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of _____________________, whose address is __________________, and that such
Warrant Certificate be delivered to ________________, whose address is
_____________________.



Date:  ____________________

                                        Your Signature:
                                                       ----------------------
                                        (Sign exactly as your name appears on
                                        the face of this Warrant)



Signature Guarantee*:


------------------------------
                                      A-7

* Participant in a recognized Signature Guarantee Medallion Program.

                SCHEDULE OF EXCHANGES OF DEFINITIVE WARRANTS"/1/
                ---------------------------------------------


The following exchanges of a part of this Global Warrant for Definitive Warrants have been made:



                                                                Number of
                        Amount of           Amount of        Warrants in this
                       decrease in         increase in        Global Warrant
                        Number of           Number of         following such       Signature of
                     Warrants in this    Warrants in this      decrease or          authorized
                      Global Warrant      Global Warrant         increase           officer of
Date of Exchange                                                                   Warrant Agent
--------------------------------------------------------------------------------------------------

--------------------------------
2.  This is to be included only if the Warrant is in global form.

                               EXHIBIT B



CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF
WARRANTS

Re: _____ Warrants to Purchase Common Stock (the "Warrants") of CENTENNIAL COMMUNICATIONS CORP.

  This Certificate relates to _____ Warrants held in * ________ book-entry or * ________ definitive form by _________ (the "Transferor") and such Warrants to be exchanged or transferred will be held in * ________ book-entry or * ________ definitive form by the transferee.

The Transferor*:

  has requested the Warrant Agent by written order to deliver in exchange for its beneficial interest in the Global Warrants held by the depositary a Warrant or Warrants in definitive form equal to its beneficial interest in such Global Warrant (or the portion thereof indicated above); or


   [_]
      has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrants; and
   [_]
      In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that the Transferor is familiar with the Warrant Agreement relating to the above captioned Warrants and that the transfer of this Warrant does not require registration under the Securities Act of 1933, as amended (the "Securities Act") because:
   [_]
      Such Warrant is being acquired for the Transferor's own account without transfer (in satisfaction of Section 5 of the Warrant Agreement).
   [_]
      Such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act), in reliance on Rule 144A.
   [_]
      Such Warrant is being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (and based on an opinion of counsel if the Company so requests).
   [_]
      Such Warrant is being transferred (i) in accordance with Rule 144 under the Securities Act (and based on an opinion of counsel if the Company so requests) or (ii) pursuant to an effective registration statement under the Securities Act.
   [_]
      Such Warrant is being transferred to an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act (together with a certification).



________
*  Check applicable box(es).

  Such Warrant is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests).

        [_]

                                                [INSERT NAME OF TRANSFEROR]

                                                By: ___________________________

Date:





________

*  Check applicable box(es).

                                      B-2